UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :       August 3, 2007

RICHARDSON ELECTRONICS, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois		60147-0393
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On August 3, 2007, Bruce W. Johnson, a member of the Company’s Board of Directors, and the Company’s former President and Chief Operating Officer, entered into a Settlement Agreement and General Release (the “Settlement Agreement”). As previously disclosed, until June 2, 2007, Mr. Johnson had been working as an employee of the Company pursuant to the terms of a Separation Agreement (the “Separation Agreement”), dated as of January 20, 2006, between the Company and Mr. Johnson. The Separation Agreement superseded the Employment and Bonus Agreement (the “Employment Agreement”), dated as of November 7, 1996, between the Company and Mr. Johnson, pursuant to which Mr. Johnson had served as the Company’s President and Chief Operating Officer.

Under the terms of the Settlement Agreement:

•

The Company agreed to pay Mr. Johnson the gross sum of $400,000, subject to applicable withholdings, on Friday August 10, 2007, in full settlement of a dispute that had arisen between the Company and Mr. Johnson regarding the payment of a bonus owed to Mr. Johnson pursuant to Section 4(b) of the Separation Agreement;

•

Mr. Johnson agreed to accept such sum in full settlement of any and all claims that he may have against the Company, and its officers, directors, shareholders, employees, agents or representatives, including, without limitation, for compensation or otherwise in connection with or related to his officer status, his employment, or the termination of either, including, without limitation, claims arising under the Separation Agreement;

•

Mr. Johnson agreed to fully release and forever discharge the Company from any and all liability, civil or criminal, demands, actions, causes of action, suits, grievances, debts, sums of money, controversies, agreements, promises, damages, back and front pay, costs, expenses, attorney’s fees, and remedies of any type; and

•	Mr. Johnson agreed and reaffirmed that he will continue to comply with Sections 11, 12, 13 and 14 of the Separation Agreement for the term stated therein.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

Exhibit Number	Description of Exhibits
10.1	Settlement Agreement and General Release between the Company and Bruce W. Johnson, dated August 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: August 9, 2007	By:	/s/ Dan Fujii
	Name:	Dan Fujii
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Settlement Agreement and General Release between the Company and Bruce W. Johnson, dated August 3, 2007.